UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2008

HS3 TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-117874
(Commission File Number)

20-3598613
(IRS Employer Identification No.)

1800 Boulder Street – Suite 600, Denver, Colorado, USA 80211
(Address of principal executive offices and Zip Code)

(303) 455-2550
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 4, 2008, our board of directors appointed Ryder Gaston as president of our company. The terms of this appointment were conditional and extended through June 30, 2008. By mutual agreement of our board of directors and Mr. Gaston, Mr. Gaston’s contract as president of our company has not been extended.

Effective July 1, 2008, our board of directors has directed that the duties of president shall be incorporated into the office of the CEO with Mr. Lana performing many of those functions. Our chief of corporate and business development, Robert Morrison, shall also assume the function of chief operations officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HS3 TECHNOLOGIES INC.

/s/ Mark Lana
Mark Lana
Chief Executive Officer and Director

July 7, 2008